Goodwill and Intangible Assets	12 Months Ended
Sep. 30, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Intangible Assets

Goodwill and intangible assets deemed to have an indefinite life are not amortized, but reviewed annually for impairment of value or when indicators of a potential impairment are present. The Company monitors changing business conditions, which may indicate that the remaining useful life of goodwill and other intangible assets may warrant revision or carrying amounts may require adjustment. As part of our business planning cycle, we performed our annual impairment test in the fourth quarter of fiscal 2011, 2010 and 2009. During fiscal 2011, we consolidated the Playtex and Wet Shave strategic business units, which were both part of our Personal Care reporting segment, to form a single business unit. During our annual impairment testing in fiscal 2011, we tested goodwill for impairment for both Wet Shave and Playtex individually and in the aggregate, in addition to testing the goodwill associated with the Energizer reporting unit in our Household Products segment. There were no indications of impairment of goodwill noted during this testing. Going forward, we will test goodwill for impairment for two reporting units, the combined Personal Care reporting unit and the Energizer reporting unit.

In addition, we completed impairment testing on indefinite-lived intangible assets other than goodwill, which are trademarks/brand names used in our various product categories. No impairment was indicated as a result of this testing. However, the recorded values of such intangible assets from more recent acquisitions, such as the Playtex acquisition, are often more susceptible to an impairment risk, if operating results or macroeconomic conditions deteriorate. Playtex indefinite-lived intangible assets, exclusive of goodwill, represent more than 75% of total indefinite-lived intangible assets, exclusive of goodwill. We utilized a discounted cash flow model using an excess earnings valuation technique to test the Playtex trademarks for impairment. Key assumptions included a discount rate of 9% and a terminal growth rate of 3%. While no impairment was indicated during this testing, the indicated fair value for two trademarks, Playtex and Wet Ones, were relatively close to the carrying value at 114% of the carrying value (approximately $650) for the Playtex trademark and 107% of the carrying value (approximately $200) for the Wet Ones trademark.

The following table represents the carrying amount of goodwill by segment at September 30, 2011:

	Household Products	Personal Care	Total
Balance at October 1, 2010	$37.2	$1,279.2	$1,316.4
ASR acquisition	—	161.9	161.9
Cumulative translation adjustment	(0.3)	(2.7)	(3.0)
Balance at September 30, 2011	$36.9	$1,438.4	$1,475.3

The Company had indefinite-lived trademarks and tradenames of $1,703.6 at September 30, 2011 and $1,704.4 at September 30, 2010. Changes in indefinite-lived trademarks and tradenames are due primarily to changes in foreign currency translation.

Total amortizable intangible assets at September 30, 2011are as follows:

	Gross Carrying Amount	Accumulated Amortization	Net
Tradenames / Brands	$18.9	$10.2	$8.7
Technology and patents	76.0	39.4	36.6
Customer-related / Other	165.3	36.0	129.3
Total amortizable intangible assets	$260.2	$85.6	$174.6

Amortizable intangible assets, with a weighted average remaining life of approximately thirteen years, are amortized on a straight-line basis over expected lives of 3 years to 20 years.

Amortization expense for intangible assets totaled $21.6 for the current year. Estimated amortization expense for amortizable intangible assets for the years ending September 30, 2012, 2013, 2014, and 2015, is approximately $22.6, $20.4, $17.4, and $15.1, respectively, $15.1 and $14.8 for the years ending September 30, 2016 and 2017 and $9.9 thereafter.